UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

  FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015 (April 6, 2015)

THE CHEFS’ WAREHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35249	20-3031526
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Ridge Road
Ridgefield, Connecticut		06877
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 894-1345

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Current Report on Form 8-K/A (the “Amendment”) is being filed by The Chefs’ Warehouse, Inc. (the “Company”) to amend Item 9.01 of the Current Report on Form 8-K filed by the Company on April 9, 2015 (the “Closing 8-K”), which was filed in connection with the completion, on April 6, 2015, of the previously announced consummation of the merger of Del Monte Capitol Meat Co. with and into a wholly owned subsidiary of the Company and acquisition by a separate wholly owned subsidiary of the Company of substantially all the assets of TJ Seafood, LLC and T.J. Foodservice Co., Inc. In response to Items 9.01(a) and 9.01(b) in the Closing 8-K, the Company indicated that it would file the required information by amendment, as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. The Amendment hereby amends, restates and replaces in its entirety Item 9.01 of the Closing 8-K with Item 9.01 below. Additionally, this Amendment revises Item 2.01 to reflect that the shares of Company common stock issued as part of the purchase price paid by the Buyer Parties (as defined below) at the closing of the Acquisition (as defined below) and the Merger (as defined below) had a total value equal to approximately $24.5 million and to reflect that the aggregate principal amounts of the Convertible Subordinated Notes (as defined below) equaled approximately $36.7 million. No other modifications to the Closing 8-K are being made by this Amendment.

Item 1.01. Entry into a Material Definitive Agreement

Supplemental Note Purchase and Guarantee Agreement and Amendment Agreement

On April 6, 2015, Dairyland USA Corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC (“CW Mid-Atlantic”), Bel Canto Foods, LLC (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC (“CW West Coast”) and The Chefs’ Warehouse of Florida, LLC (“CW Florida”, and together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Issuers”), all of which are subsidiaries of The Chefs’ Warehouse, Inc. (the “Company”), issued $25,000,000 principal amount of 5.80% Series B Guaranteed Senior Secured Notes due 2020 (the “Notes”). The Notes are guaranteed by the Company, Chefs’ Warehouse Parent, LLC (“CW Parent”), The Chefs’ Warehouse Midwest, LLC (“CW Midwest”), Michael’s Finer Meats Holdings, LLC (“Michael’s Holdings”), Michael’s Finer Meats, LLC (“Michael’s”), The Chefs’ Warehouse Pastry Division, Inc. (“CW Pastry”), QZ Acquisition (USA), Inc. (“QZ USA”), Qzina Specialty Foods North America (USA), Inc. (“Qzina USA”), Qzina Specialty Foods, Inc. (“Qzina Washington”), Qzina Specialty Foods, Inc. (“Qzina Florida”), Qzina Specialty Foods (Ambassador), Inc. (“Qzina Ambassador”), CW LV Real Estate LLC (“CW Real Estate”), Allen Brothers 1893, LLC (“Allen Brothers”) and The Great Steakhouse Steaks, LLC (“Great Steakhouse”, and together with the Company, CW Parent, CW Midwest, Michael’s Holdings, Michael’s, CW Pastry, QZ USA, Qzina USA, Qzina Washington, Qzina Florida, Qzina Ambassador and Allen Brothers, the “Guarantors”). The net proceeds from the issuance of the Notes were used to consummate the Acquisition (as defined below) and the Merger (as defined below) and for the payment of costs, fees and expenses related thereto.

The Notes, which rank pari passu with the Issuers’ and Guarantors’ obligations under the Company’s senior secured credit facilities, were issued to The Prudential Insurance Company of America and certain of its affiliates (collectively, the “Prudential Entities”) pursuant to a Supplemental Note Purchase and Guarantee Agreement and Amendment Agreement dated as of April 6, 2015 (the “Supplemental NPA”) among the Issuers, the Guarantors and the Prudential Entities, supplementing and amending that certain Note Purchase and Guarantee Agreement dated as of April 17, 2013 (as amended by Amendment No. 1 to Note Purchase and Guarantee Agreement dated as of July 23, 2014, Amendment No. 2 to Note Purchase and Guarantee Agreement dated as of November 4, 2014, Amendment No. 3 to Note Purchase and Guarantee Agreement dated as of December 3, 2014, and Amendment No. 4 to Note Purchase and Guarantee Agreement dated as of January 9, 2015, the “Note Purchase and Guarantee Agreement”).

The entire unpaid principal amount of each Note must be repaid on October 17, 2020. Moreover, the Issuers may prepay the Notes in amounts not less than $1,000,000 at 100% of the principal amount of the Notes repaid plus the applicable Make-Whole Amount (as defined in the Note Purchase and Guarantee Agreement).

The Supplemental NPA contains affirmative and negative covenants (including, but not limited to, financial covenants and repayment requirements upon the occurrence of certain events) and events of default that are substantially consistent with the corresponding provisions in the Amended and Restated Credit Agreement, dated as of April 25, 2012, as amended and restated as of April 17, 2013 (as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated as of July 23, 2014, Amendment No. 2 to Amended and Restated Credit Agreement dated as of November 4, 2014, Amendment No. 3 to Amended and Restated Credit Agreement dated as of December 3, 2014, Amendment No. 4 to Amended and Restated Credit Agreement dated as of January 9, 2015 and Amendment No. 5 to Amended and Restated Credit Agreement dated as of April 6, 2015 (“Amendment No. 5”), the “Amended and Restated Credit Agreement”).

In connection with the Issuers’ and Guarantors’ entering into the Supplemental NPA, the Issuers and the Guarantors entered into Amendment No. 5 to permit, among other things, the issuance of the Notes.

The Notes were issued in a private offering exempt from registration under the Securities Act of 1933, as amended.

Additionally, each of Amendment No. 4 to the Amended and Restated Credit Agreement dated as of January 9, 2015 and Amendment No. 4 to the Note Purchase and Guarantee Agreement dated as of January 9, 2015, which were described in and filed as Exhibit 10.3 and Exhibit 10.4, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 15, 2015, became effective upon the closing of the Acquisition and the Merger, as the effectiveness of such amendments was conditioned upon, among other things, the closing of the Acquisition and the Merger.

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The foregoing summary of Amendment No. 5, the Supplemental NPA and the Notes does not purport to be a complete description of the parties’ rights and obligations under Amendment No. 5, the Supplemental NPA and the Notes and is qualified in its entirety by reference to the complete text of Amendment No. 5, the Supplemental NPA and the form of Series B Note filed herewith as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference.

Convertible Subordinated Notes

The description of the Convertible Subordinated Notes included in Item 2.01 below is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 6, 2015, Del Monte Capitol Meat Company, LLC, a Delaware limited liability company and wholly-owned subsidiary (“Buyer”) of the Company, completed its acquisition of substantially all of the assets of T.J. Foodservice Co., Inc., a California corporation (“Service”), and TJ Seafood, LLC, a California limited liability company (“Seafood,” and together with Service, “Sellers”), pursuant to the terms of an Asset Purchase Agreement (the “Purchase Agreement”) dated as of January 11, 2015, the execution of which was previously disclosed in a Current Report on Form 8-K filed by the Company on January 15, 2015 (the “Acquisition”).

On April 6, 2015, Del Monte Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub,” and together with Buyer, “Buyer Parties”), completed its acquisition of Del Monte Capitol Meat Co., a California corporation (“Target,” and together with Sellers, the “Del Monte Entities”), pursuant to the terms of a Merger Agreement (the “Merger Agreement,” and together with the Purchase Agreement, the “Agreements”) dated as of January 11, 2015, the execution of which was previously disclosed in a Current Report on Form 8-K filed by the Company on January 15, 2015 (the “Merger”).

The aggregate purchase price paid by the Buyer Parties at the closing of the Acquisition and Merger was approximately $185.1 million, including the impact of an initial net working capital adjustment which is subject to a post-closing working capital adjustment true up and confirmation of Sellers’ and Target’s adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”), as calculated based on Sellers’ and Target’s audited financial statements for the fiscal year ended December 27, 2014, as described in the Agreements and of which approximately $123.9 million was paid in cash through cash on hand, the proceeds from the issuance of the Notes and additional borrowings under the revolving portion of the Amended and Restated Credit Agreement. The remaining approximately $61.2 million consisted of (i) approximately 1.1 million shares of the Company’s common stock totaling approximately $24.5 million and (ii) approximately $36.7 million in aggregate principal amounts of convertible subordinated notes with a six-year maturity bearing interest at 2.5% with a conversion price of $29.70 per share issued to the Sellers (the “Convertible Subordinated Notes”). Buyer may, in certain instances beginning one year following the closing, redeem the Convertible Subordinated Notes for cash or in shares of the Company’s common stock. Moreover, Buyer may pay the outstanding principal amount due and owing under the Convertible Subordinated Notes at maturity in either cash or shares of the Company’s common stock. The Convertible Subordinated Notes, which are subordinate to the Company’s and its subsidiaries’ senior debt, are convertible into shares of the Company’s common stock by the Sellers at any time. The foregoing summary of the Convertible Subordinated Notes does not purport to be a complete description of the parties’ rights and obligations under the Convertible Subordinated Notes and is qualified in its entirety by reference to the complete text of the Convertible Subordinated Notes filed herewith as Exhibit 10.4 and Exhibit 10.5 and incorporated herein by reference.

The Company will also pay additional contingent consideration, if earned, in the form of an earn-out amount which totals approximately $24.5 million (the “Earn-Out Amount”) to Sellers, but payment of which is subject to certain conditions and the successful achievement of Adjusted EBITDA targets for the Del Monte Entities and improvements in certain operating metrics for the Company’s protein business over the six years following the closing of the Acquisition, pursuant to the terms of an Earn-Out Agreement, dated April 6, 2015, by and among the Company, Buyer, Sellers, and John DeBenedetti, as the Sellers’ Representative (the “Earn-Out Agreement”). The foregoing summary of the Earn-Out Agreement does not purport to be a complete description of the parties’ rights and obligations under the Earn-Out Agreement and is qualified in its entirety by reference to the complete text of the Earn-Out Agreement filed herewith as Exhibit 2.1 and incorporated herein by reference.

The cash purchase price paid at closing, as adjusted, together with the issued shares of Company common stock, the Convertible Subordinated Notes and the Earn-Out Amount, is referred to herein as the “Purchase Price”.

The Agreements contain customary representations and warranties and covenants from the Del Monte Entities, including representations and warranties about Sellers, Target and their business, assets, operations and liabilities. Pursuant to an Indemnification Agreement, dated April 6, 2015, by and among the Company, Buyer Parties, the Del Monte Entities and the Del Monte Entities’ owners (the “Indemnification Agreement”), Buyer Parties, the Del Monte Entities and the Del Monte Entities’ owners will be, subject to certain temporal and financial limitations, including a $700,000 tipping basket for indemnification claims arising out of breaches of representations and warranties, obligated to indemnify each other for, among other things, losses resulting from breaches or misrepresentations under the Agreements, failure to perform covenants contained in the Agreements, including the failure to pay the excluded and assumed liabilities of the Sellers. Buyer is also entitled, in certain circumstances, to set off amounts it is owed by Sellers and the owners of Sellers and Del Monte, against payments of principal on the Convertible Subordinated Notes and payment of certain portions of the Earn-Out Amount. The foregoing summary of the Indemnification Agreement does not purport to be a complete description of the parties’ rights and obligations under the Indemnification Agreement and is qualified in its entirety by reference to the complete text of the Indemnification Agreement filed herewith as Exhibit 2.2 and incorporated herein by reference.

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Buyer Parties deposited approximately $22.0 million of the Purchase Price paid at closing into an escrow account to satisfy claims made by Buyer Parties under the terms of the Agreements (the “Escrow Amount”), and such Escrow Amount is comprised of approximately $5.0 million in cash and $17.0 million in shares of Company common stock, valued as of the day before the closing date of the Acquisition and Merger. Eighteen (18) months following the closing, Buyer Parties will release to the Sellers and owners of Target the remaining Escrow Amount not then subject to pending indemnification claims of Buyer Parties or previously paid to satisfy claims made by Buyer Parties.

The Company will file with the SEC the financial statements and pro forma financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X within 71 days of the date on which this Current Report on Form 8-K was required to be filed with the SEC.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above under the heading “Supplemental Note Purchase and Guarantee Agreement and Amendment Agreement” is incorporated by reference into this Item 2.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Transaction Bonuses

On April 6, 2015, in recognition of their efforts in connection with the Acquisition and the Merger, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company approved the following special transaction bonuses, to be paid in cash or common stock of the Company (as specified below), to the Company’s named executive officers, each such special transaction bonus to be paid on the date of approval, except the special transaction bonuses to Messrs. C. Pappas and J. Pappas, which the Company expects to pay 90 days following the date of approval:

Christopher Pappas	$1,000,000 (cash)
John Pappas	$350,000 (cash)
John Austin	$500,000 (common stock)
Alexandros Aldous	$500,000 (common stock)
Patricia Lecouras	$100,000 (common stock)

 With respect to the common stock awards for Messrs. Austin and Aldous, though fully vested, one-half of the shares will be subject to transfer restrictions until the second anniversary of the closing of the Acquisition and the Merger and the remaining one-half of the shares will be subject to transfer restrictions until the fourth anniversary of the closing of the Acquisition and the Merger, in each case, net of shares withheld for taxes. These restrictions on transfer will also lapse (i) upon the termination of the executive officer’s employment due to death or Disability, (ii) immediately prior to a Change in Control of the Company, unless the award is assumed in the Change in Control transaction or (iii) if the award is assumed in a Change in Control transaction, upon the termination of the executive officer’s employment for Good Reason or without Cause within one year following such Change in Control transaction.

The foregoing summary of the common stock awards is qualified in its entirety by reference to the complete text of the form of Restricted Share Award Agreement for a Transaction Bonus Award Grant, which is filed as Exhibit 10.6 hereto and incorporated herein by reference. All capitalized terms referenced in the paragraph above that are not otherwise defined herein have the meanings ascribed thereto in the form of Restricted Share Award Agreement for a Transaction Bonus Award Grant filed herewith as Exhibit 10.6.

Grant of Restricted Shares to Alexandros Aldous

On April 6, 2015, in recognition of his long and exemplary service to the Company, and after the review of compensation data for comparable positions at other companies, the Committee approved the award of a one-time grant of restricted shares of the Company’s common stock valued at $1,000,000 to Alexandros Aldous, the Company’s General Counsel and Corporate Secretary. The award will vest in four equal annual installments beginning on the first anniversary of the grant date, subject to Mr. Aldous’s continued employment through the applicable vesting date. Any unvested portion of the restricted stock award will be deemed earned (i) upon the termination of Mr. Aldous’s employment due to death or Disability, (ii) immediately prior to a Change in Control of the Company, unless the award is assumed in the Change in Control transaction or (iii) if the award is assumed in a Change in Control transaction, upon the termination of Mr. Aldous’s employment for Good Reason or without Cause following such Change in Control transaction.

The foregoing summary of the restricted stock award to Mr. Aldous is qualified in its entirety by reference to the complete text of the form of LTIP Award Agreement, which is filed as Exhibit 10.7 hereto and incorporated herein by reference. All defined terms referenced in the paragraph above that are not otherwise defined herein have the meanings ascribed thereto in the Form of LTIP Award Agreement filed herewith as Exhibit 10.7.

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Item 9.01.	Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The audited combined financial statements of Del Monte Capitol Meat Company, T.J. Foodservice Company, Inc. and TJ Seafood, LLC (collectively “ Del Monte Meat Company”) as of December 27, 2014 and December 28 2013, and for the fiscal years ended December 27, 2014, December 28, 2013 and December 29, 2012, and the related notes thereto are filed as Exhibit 99.1 to this Amendment.

The unaudited condensed combined financial statements of Del Monte Capitol Meat Company, T.J. Foodservice Company, Inc. and TJ Seafood, LLC (collectively “Del Monte Meat Company”) as of March 28, 2015, and for the thirteen weeks ended March 28, 2015 and March 29, 2014, and the related notes thereto are filed as Exhibit 99.2 to this Amendment.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information reflecting each of (i) the merger of Del Monte Capitol Meat Company with and into a wholly owned subsidiary of the Company and (ii) the acquisition of substantially all the assets of TJ Seafood, LLC and T.J. Foodservice Company, Inc. by a separate wholly owned subsidiary of the Company, in each case as consummated on April 6, 2015, as of March 27, 2015 and for the thirteen weeks ended March 27, 2015 and March 28, 2014 and for the fifty-two weeks ended December 26, 2014, with the related notes thereto, are filed as Exhibit 99.3 to this Amendment No. 1. These financial statements are not necessarily indicative of the operating results or financial position that would have been achieved had the transactions been consummated as of the dates indicated or of the results that may be obtained for future periods.

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(d) Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K/A:

Exhibit No.	Description

2.1**+	Earn-Out Agreement, dated April 6, 2015 by and among The Chefs’ Warehouse, Inc., Del Monte Capitol Meat Company, LLC, T.J. Foodservice Co., Inc., TJ Seafood, LLC, and John DeBenedetti, as the Sellers’ Representative (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to this agreement are omitted, but will be provided supplementally to the Securities and Exchange Commission upon request).

2.2**	Indemnification Agreement, dated April 6, 2015, by and among Del Monte Merger Sub, LLC, The Chefs’ Warehouse, Inc., Del Monte Capitol Meat Company, LLC, DeBenedetti/Del Monte Trust, Victoria DeBenedetti, David DeBenedetti, Del Monte Capitol Meat Company, Inc., T.J. Foodservice Company, Inc., TJ Seafood, LLC, John DeBenedetti, Theresa Lincoln and John DeBenedetti, as the Selling Parties’ Representative (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to this agreement are omitted, but will be provided supplementally to the Securities and Exchange Commission upon request).

10.1**	Amendment No. 5, dated as of April 6, 2015, to the Amended and Restated Credit Agreement dated as of April 13, 2013, by and among Dairyland USA Corporation, The Chefs’ Warehouse Mid-Atlantic, LLC, Bel Canto Foods, LLC, The Chefs’ Warehouse West Coast, LLC, and The Chefs’ Warehouse of Florida, LLC, as Borrowers, the other Loan Parties thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

10.2**+	Supplemental Note Purchase and Guarantee Agreement and Amendment Agreement, dated as of April 6, 2015, by and among Dairyland USA Corporation, The Chefs’ Warehouse Mid-Atlantic, LLC, Bel Canto Foods, LLC, The Chefs’ Warehouse West Coast, LLC, and The Chefs’ Warehouse of Florida, LLC, as Issuers, The Chefs’ Warehouse, Inc., Chefs’ Warehouse Parent, LLC, The Chefs’ Warehouse Midwest, LLC, Michael’s Finer Meats Holdings, LLC, Michael’s Finer Meats, LLC, The Chefs’ Warehouse Pastry Division, Inc., QZ Acquisition (USA), Inc., Qzina Specialty Foods North America (USA), Inc., Qzina Specialty Foods, Inc. (a Washington entity), Qzina Specialty Foods, Inc. (a Florida entity), Qzina Specialty Foods (Ambassador), Inc., CW LV Real Estate LLC, Allen Brothers 1893, LLC and The Great Steakhouse Steaks, LLC, as the Initial Guarantors, and The Prudential Insurance Company of America and certain of its affiliates.

10.3**	Form of Series B Note.

10.4**	Convertible Subordinated Non-Negotiable Promissory Note, dated April 6, 2015, issued by Del Monte Capitol Meat Company, LLC to TJ Seafood, LLC.

10.5**	Convertible Subordinated Non-Negotiable Promissory Note, dated April 6, 2015, issued by Del Monte Capitol Meat Company, LLC to T.J. Foodservice Company, Inc.

10.6**	Form of Restricted Share Award Agreement for a Transaction Bonus Award Grant.

10.7**	Form of LTIP Award Agreement.

23.1**	Consent of BDO USA, LLP, Independent Auditors

99.1*	Audited combined financial statements of Del Monte Capitol Meat Company, T.J. Foodservice Company and TJ Seafood, LLC (collectively Del Monte Meat Company) as of December 27, 2014 and December 28, 2013, and for the fiscal years ended December 27, 2014, December 28, 2013 and December 29, 2012.

99.2*	Unaudited condensed combined financial statements of Del Monte Capitol Meat Company, T.J. Foodservice Company, Inc. and TJ Seafood, LLC (collectively “Del Monte Meat Company”) as of March 28, 2015, and for the thirteen weeks ended March 28, 2015 and March 29, 2014.

99.3*

Unaudited pro forma condensed combined financial information reflecting each of (i) the merger of Del Monte Capitol Meat Company with and into a wholly owned subsidiary of the Chefs’ Warehouse, Inc. and (ii) the acquisition of substantially all the assets of TJ Seafood, LLC and T.J. Foodservice Company, Inc. , by a separate wholly owned subsidiary of the Chefs’ Warehouse, Inc., in each case as consummated on April 6, 2015, as of March 27, 2015 and the thirteen weeks ended March 27, 2015 and March 28, 2014, and for the fifty-two weeks ended December 26, 2014, with the related notes thereto.

*	Filed herewith.
**	Previously filed.
+	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. This exhibit has been filed separately with the Securities and Exchange Commission accompanied by a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

	By:	/s/ Alexandros Aldous
	Name:	Alexandros Aldous
	Title:	General Counsel and Corporate Secretary

Date: May 20, 2015

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EXHIBIT INDEX

Exhibit No.	Description

2.1**+	Earn-Out Agreement, dated April 6, 2015 by and among The Chefs’ Warehouse, Inc., Del Monte Capitol Meat Company, LLC, T.J. Foodservice Co., Inc., TJ Seafood, LLC, and John DeBenedetti, as the Sellers’ Representative (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to this agreement are omitted, but will be provided supplementally to the Securities and Exchange Commission upon request).

2.2**	Indemnification Agreement, dated April 6, 2015, by and among Del Monte Merger Sub, LLC, The Chefs’ Warehouse, Inc., Del Monte Capitol Meat Company, LLC, DeBenedetti/Del Monte Trust, Victoria DeBenedetti, David DeBenedetti, Del Monte Capitol Meat Company, Inc., T.J. Foodservice Company, Inc., TJ Seafood, LLC, John DeBenedetti, Theresa Lincoln and John DeBenedetti, as the Selling Parties’ Representative (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to this agreement are omitted, but will be provided supplementally to the Securities and Exchange Commission upon request).

10.1**	Amendment No. 5, dated as of April 6, 2015, to the Amended and Restated Credit Agreement dated as of April 13, 2013, by and among Dairyland USA Corporation, The Chefs’ Warehouse Mid-Atlantic, LLC, Bel Canto Foods, LLC, The Chefs’ Warehouse West Coast, LLC, and The Chefs’ Warehouse of Florida, LLC, as Borrowers, the other Loan Parties thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

10.2**+	Supplemental Note Purchase and Guarantee Agreement and Amendment Agreement, dated as of April 6, 2015, by and among Dairyland USA Corporation, The Chefs’ Warehouse Mid-Atlantic, LLC, Bel Canto Foods, LLC, The Chefs’ Warehouse West Coast, LLC, and The Chefs’ Warehouse of Florida, LLC, as Issuers, The Chefs’ Warehouse, Inc., Chefs’ Warehouse Parent, LLC, The Chefs’ Warehouse Midwest, LLC, Michael’s Finer Meats Holdings, LLC, Michael’s Finer Meats, LLC, The Chefs’ Warehouse Pastry Division, Inc., QZ Acquisition (USA), Inc., Qzina Specialty Foods North America (USA), Inc., Qzina Specialty Foods, Inc. (a Washington entity), Qzina Specialty Foods, Inc. (a Florida entity), Qzina Specialty Foods (Ambassador), Inc., CW LV Real Estate LLC, Allen Brothers 1893, LLC and The Great Steakhouse Steaks, LLC, as the Initial Guarantors, and The Prudential Insurance Company of America and certain of its affiliates..

10.3**	Form of Series B Note.

10.4**	Convertible Subordinated Non-Negotiable Promissory Note, dated April 6, 2015, issued by Del Monte Capitol Meat Company, LLC to TJ Seafood, LLC.

10.5**	Convertible Subordinated Non-Negotiable Promissory Note, dated April 6, 2015, issued by Del Monte Capitol Meat Company, LLC to T.J. Foodservice Company, Inc.

10.6**	Form of Restricted Share Award Agreement for a Transaction Bonus Award Grant.

10.7**	Form of LTIP Award Agreement.

23.1*	Consent of BDO USA, LLP, Independent Auditors

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99.1*	Audited combined financial statements of Del Monte Capitol Meat Company, T.J. Foodservice Company and TJ Seafood, LLC (collectively Del Monte Meat Company) as of December 27, 2014 and December 28, 2013, and for the fiscal years ended December 27, 2014, December 28, 2013 and December 29, 2012.

99.2*

Unaudited condensed combined financial statements of Del Monte Capitol Meat Company, T.J. Foodservice Company, Inc. and TJ Seafood, LLC (collectively “Del Monte Meat Company”) as of March 28, 2015, and for the thirteen weeks ended March 28, 2015 and March 29, 2014.

99.3*	Unaudited pro forma condensed combined financial information reflecting each of (i) the merger of Del Monte Capitol Meat Company with and into a wholly owned subsidiary of the Chefs’ Warehouse, Inc. and (ii) the acquisition of substantially all the assets of TJ Seafood, LLC and T.J. Foodservice Company, Inc., by a separate wholly owned subsidiary of the Chefs’ Warehouse, Inc., in each case as consummated on April 6, 2015, as of March 27, 2015 and the thirteen weeks ended March 27, 2015 and March 28, 2014, and for the fifty-two weeks ended December 26, 2014 with the related notes thereto.

*	Filed herewith.
**	Previously filed.
+	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. This exhibit has been filed separately with the Securities and Exchange Commission accompanied by a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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